UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2017

Imperva, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35338	03-0460133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway Redwood Shores, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 345-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Terry Schmid as Chief Financial Officer; Appointment of Aaron Kuan as Interim Chief Financial Officer

On October 3, 2017, Terry Schmid, Chief Financial Officer of Imperva, Inc. (the “Company”) resigned, effective November 15, 2017 to pursue other interests.

On October 8, 2017, the Board of Directors of the Company accepted Mr. Schmid’s resignation and appointed Aaron Kuan as interim Chief Financial Officer, effective November 16, 2017. In his capacity as interim Chief Financial Officer, Mr. Kuan will succeed Mr. Schmid as the principal financial officer and principal accounting officer of the Company.

Mr. Kuan, age 46, has served as the Company’s Vice President of Financial Planning and Analysis since January 2012. Prior to joining the Company, Mr. Kuan held similar roles at ArcSight, Inc. (acquired by Hewlett-Packard in 2010), Nielsen and Lockheed Martin Space Systems. Mr. Kuan holds a B.S. in Managerial Economics from the University of California, Davis and an M.B.A. from Santa Clara University.

There are no arrangements or understandings between Mr. Kuan and any other persons in connection with his appointment. There are no family relationships between Mr. Kuan and any director or executive officer of the Company, and Mr. Kuan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensatory Arrangements of Interim Chief Financial Officer

On October 8, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) approved the following compensation terms for Mr. Kuan in connection with his appointment as interim Chief Financial Officer, in addition to Mr. Kuan’s existing compensation and benefits:

•	Mr. Kuan will receive a bonus of $20,000 per month for each calendar month in which he serves as interim Chief Financial Officer, plus a prorated amount for any partial months of service, with a guaranteed minimum bonus of $60,000;

•	Mr. Kuan’s target bonus under the Company’s 2017 Senior Management Bonus Plan (the “Bonus Plan”) will be increased from 26% to 35% of Mr. Kuan’s base salary. The terms of the Bonus Plan were previously described by the Company under Item 5.02 in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 8, 2017, which description is incorporated herein by reference. That description is qualified in its entirely by the terms of the Bonus Plan, a copy of which was filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed by the Company with the SEC on February 27, 2017.

•	Mr. Kuan will participate in the Company’s Change in Control Plan during the period in which he serves as interim Chief Financial Officer, and will cease to participate in the Change in Control Plan when his tenure as interim Chief Financial Officer ends. The terms of the Company’s Change in Control Plan were previously described by the Company under Item 5.02 in a Current Report on Form 8-K filed with the SEC on February 9, 2012, which is incorporated herein by reference. That description is qualified in its entirely by the terms of the Change in Control Plan, a copy of which was filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company with the SEC on March 28, 2012.

It is expected that Mr. Kuan will execute the Company’s standard form of Indemnification Agreement, which provides for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Kuan in any action or proceeding to the fullest extent permitted by applicable law. This summary is qualified in its entirely by the terms of the Indemnification Agreement, a copy of which was filed as Exhibit 10.4 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed on October 28, 2011.

Compensatory Arrangements of Certain Departing Officers

On October 8, 2017, the Compensation Committee approved the material terms of a separation arrangement with Mr. Schmid in connection with his termination of employment. The Company expects that the separation agreement will provide for a customary release of claims by Mr. Schmid in favor of the Company, in exchange for a lump sum cash payment in an amount equal to Mr. Schmid’s annual base salary as in effect immediately prior to his resignation, plus his target annual bonus or cash incentive opportunity for 2017, plus twelve months of COBRA premium reimbursements.

The foregoing paragraphs are summaries of the Bonus Plan, the Change in Control Plan and the form of indemnification agreement, and do not purport to be complete. The foregoing summaries are qualified in their entirety by reference to the copies of such documents filed as Exhibits 99.2 through 99.4 to this Current Report on Form 8-K, and such documents are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

A copy of the press release announcing Mr. Schmid’s resignation and Mr. Kuan’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Imperva, Inc. dated October 9, 2017

99.2	Imperva, Inc. 2017 Senior Management Bonus Plan (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed by the Company on February 27, 2017 (File No. 001-35338).

99.3	Imperva, Inc. Change in Control Plan and Form Notice of Participation (incorporated by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company on March 28, 2012 (File No. 001-35338)).

99.4	Form of Amended and Restated Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 filed by the Company on October 28, 2011 (File No. 333-175008)).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imperva, Inc.

Date: October 10, 2017	By:	/s/ Christopher S. Hylen
Christopher S. Hylen
President and Chief Executive Officer